UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2010
SFN GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (954) 308-7600
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     On April 8, 2010, SFN Group, Inc. (the “Company”) made available to its stockholders proxy materials describing the matters to be presented at the Company’s annual meeting to be held on May 18, 2010 (the “Proxy Statement”), including the approval of Amendment No. 7 (the “Seventh Amendment”) to that certain Rights Agreement, dated March 17, 1994, as amended, between the Company and Boatmen’s Trust Company (the “Rights Agreement”). The Seventh Amendment is intended to help preserve, under Section 382 of the Internal Revenue Code of 1986, as amended, the value of the net operating loss benefits and other deferred tax assets of the Company.
     On May 10, 2010, the Company entered into a further amendment to the Rights Agreement (the “Eighth Amendment”) with The Bank of New York Mellon, as Rights Agent. The Eighth Amendment reduces the maximum term of the Seventh Amendment to three years from the date of adoption by the Board of Directors.
     Under the terms of the Seventh Amendment (prior to the Eighth Amendment), such amendment had a maximum term expiring on April 1, 2014. Under the terms of the Eight Amendment, the Seventh Amendment will expire on the earliest of (i) the date the Rights (as defined in the Rights Agreement) are redeemed, (ii) September 9, 2012, (iii) the date the Board of Directors determines the Rights Agreement is no longer needed to preserve the deferred tax assets due to the implementation of legislative changes, (iv) the date the Board of Directors determines, at the beginning of a specified period, that no tax benefits may be carried forward, or (v) the Company’s failure to obtain stockholder approval of the Seventh Amendment, as amended by the Eighth Amendment. Notwithstanding the prior sentence, certain terms and provision of the Seventh Amendment that affect the rights, duties, obligations or immunities of the Rights Agent, not impacting the net operating loss preservation provisions of the Seventh Amendment, shall remain in full force and effect in the event the Seventh Amendment terminates before the Expiration Date or the Final Expiration Date pursuant to clause (ii), (iii), (iv), or (v).
     The foregoing description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, attached hereto as Exhibit 4.1 and incorporated herein by reference.
     The Seventh Amendment, as amended by the Eighth Amendment, will be presented for stockholder approval at the Company’s Annual Meeting of Stockholders to be held on Tuesday, May 18, 2010.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Eighth Amendment to the Rights Agreement, dated May 10, 2010, between SFN Group, Inc. and The Bank of New York Mellon.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFN GROUP, INC.
Date: May 10, 2010	By:	/s/ Mark W. Smith
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Eighth Amendment to the Rights Agreement, dated May 10, 2010, between SFN Group, Inc. and The Bank of New York Mellon.

4